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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement to register 3,235,930 shares of common stock on Form S-3 of our report dated February 14, 2000, relating to the financial statements which appear in Cambridge Heart's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the heading "Experts" in such Registration Statement.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
May 11, 2000